EXHIBIT 99.1

NEUROGEN CORPORATION
35 Northeast Industrial Road
Branford, Connecticut 06405
March __, 2004

Warburg Pincus Private Equity VIII, L.P.
466 Lexington Avenue
New York, NY 10017
Attention: Mr. Stewart Hen

Andrew H. Tisch 2004 Annuity Trust #1
Daniel R. Tisch 2004 Annuity Trust #1
James S. Tisch 2004 Annuity Trust #1
Thomas J. Tisch 2004 Annuity Trust #1
667 Madison Avenue
New York, NY 10021
Attention: Mr. Barry L. Bloom

Baker Bros. Investments, L.P.
Baker Bros. Investments II, L.P.
Baker Biotech Fund I, L.P.
Baker Biotech Fund II, L.P.
Baker/Tisch Investments, L.P.
Baker Biotech Fund II (Z), L.P.
667 Madison Avenue, 17 th Floor
New York, NY 10021
Attention: Mr. Leo Kirby

Gentlemen:

Reference is hereby made to the Securities Purchase Agreement, dated as of March 19, 2004 (the " SPA"), by and among Neurogen Corporation (the "Company") and the investors listed on the signature pages thereto (collectively, the " Investors"). Unless otherwise specified herein, capitalized terms shall have the meaning set forth in the SPA.

Pursuant to Section 2.1(a) of the SPA, the Company and the Investors hereby agree to delete and replace Schedule 2.1 to the SPA in its entirety with the list attached hereto at Annex A.

This letter agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

[Remainder of Page Intentionally Left Blank.]

If you are in agreement with the foregoing, please so indicate by singing and returning one copy of this letter agreement, which will constitute our agreement with respect to the matters set forth herein.

Very truly yours, NEUROGEN CORPORATION

By: _______________________________
Name:
Title:

ACCEPTED AND AGREED:

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus & Co.,
General Partner

By: ______________________
Name:
Title:

BAKER/TISCH INVESTMENTS, L.P.

By:	Baker/Tisch Capital, L.P.,
General Partner

By:	Baker/Tisch Capital (GP), LLC,
General Partner

By: _______________________
Name:
Title:

BAKER BROS. INVESTMENTS, L.P.

By:	Baker Bros. Capital, L.P.,
General Partner

By:	Baker Bros. Capital (GP), LLC,
General Partner

By:______________________________
Name:
Title:

BAKER BROS. INVESTMENTS II, L.P.

By:	Baker Bros. Capital, L.P.,
General Partner

By:	Baker Bros. Capital (GP), LLC,
General Partner

By:______________________________
Name:
Title:

BAKER BIOTECH FUND I, L.P.

By:	Baker Biotech Capital, L.P.,
General Partner

By:	Baker Biotech Capital (GP), LLC,
General Partner

By:______________________________
Name:
Title:

BAKER BIOTECH FUND II, L.P.

By:	Baker Biotech Capital II, L.P.,
General Partner

By:	Baker Biotech Capital II (GP), LLC,
General Partner

By:______________________________
Name:
Title:

BAKER BIOTECH FUND II (Z), L.P.

By:	Baker Biotech Capital II, L.P.,
General Partner

By:	Baker Biotech Capital II (GP), LLC,
General Partner

By:______________________________
Name:
Title:

ANDREW H. TISCH 2004 ANNUITY TRUST #1

__________________________
Name:
Title:

DANIEL R. TISCH 2004 ANNUITY TRUST #1

__________________________
Name:
Title:

JAMES S. TISCH 2004 ANNUITY TRUST #1

__________________________
Name:
Title:

THOMAS J. TISCH 2004 ANNUITY TRUST #1

__________________________
Name:
Title:

cc:	Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza New York, NY 10005 Attention: Robert B. Williams, Esq.

Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Steven J. Gartner, Esq.

Sullivan & Cromwell 125 Broad Street New York, NY 10004 Attention: Richard R. Howe, Esq.

Annex A

Schedule 2.1

Investor Name and Address	Shares	Share Purchase Price
Warburg Pincus Private Equity VIII, L.P. 466 Lexington Avenue New York, NY 10017 Facsimile: (212) 878-0850 Attention: Mr. Stewart Hen with a copy (which shall not constitute notice) to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Facsimile: (212) 728-9222 Attention: Steven J. Gartner, Esq.	8,571,429	$60,000,003

Andrew H. Tisch 2004 Annuity Trust #1*	267,858	$1,875,006

Daniel R. Tisch 2004 Annuity Trust #1*	267,858	$1,875,006

James S. Tisch 2004 Annuity Trust #1*	267,858	$1,875,006

Thomas J. Tisch 2004 Annuity Trust #1*	267,858	$1,875,006
Total Tisch entities	1,071,432	$7,500,024

Investor Name and Address	Shares	Share Purchase Price
Baker/Tisch Investments, L.P.**	203,935	$1,427,545

Baker Bros. Investments, L.P.**	170,762	$1,195,334

Baker Bros. Investments II, L.P.**	110,992	$776,944

Baker Biotech Fund I, L.P.**	1,915,924	$13,411,468

Baker Biotech Fund II, L.P.**	1,972,821	$13,809,747

Baker BioTech Fund II (Z), L.P.**	268,465	$1,879,255

Total Baker entities	4,642,899	$32,500,293

TOTAL:	14,285,760	$100,000,320

* Address/Notification Information:
667 Madison Avenue
New York, NY 10021
Facsimile: (212) 521-2031
Attention: Mr. Barry L. Bloom

with a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Facsimile: (212) 558-3588
Attention: Richard R. Howe, Esq.

** Address/Notification Information:
667 Madison Avenue, 17 th Floor
New York, NY 10021
Facsimile: (212) 521-2245
Attention: Mr. Leo Kirby

with a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Facsimile: (212) 558-3588
Attention: Richard R. Howe, Esq.